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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 8, 2003

EARTHLINK, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Incorporation)	001-15605 (Commission File Number)	58-2511877 (I.R.S. Employer Identification No.)
1375 Peachtree St., Atlanta, Georgia 30309 (Address of principal executive offices) (Zip Code)
(404) 815-0770 (Registrant's telephone number, including area code)

Item 7.    Financial Statements and Exhibits

(c)    Exhibits

Exhibit No.	Description
99.1	Press release dated December 8, 2003

Item 9.    Regulation FD Disclosure

        On December 8, 2003, EarthLink, Inc. (the "Company") issued a press release providing updated subscriber guidance for the fourth quarter of 2003. The Company also reaffirmed its previously issued financial guidance for the fourth quarter and full year 2003 and for 2004. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

        In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHLINK, INC. (Registrant)
By:	/s/ LEE ADREAN Name: Lee Adrean Title: Chief Financial Officer

Date: December 9, 2003

Exhibit Index

Exhibit No.	Description
99.1	Press release dated December 8, 2003

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  Item 7. Financial Statements and Exhibits
  Item 9. Regulation FD Disclosure
SIGNATURE
Exhibit Index